Omega Protein Corporation Houston, Texas September 2009 Exhibit 99.1

The information presented herein may contain predictions, estimates and other forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward looking statements include:  (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions and disease; (2) the impact of worldwide supply and demand relationships on prices for the Company’s products; (3) Omega Protein’s expectations regarding demand for OmegaPure® proving to be incorrect; and (4) fluctuations in the Company’s quarterly operating  results due to the seasonality of the Company’s business and its deferral of inventory sales based on worldwide prices for competing products.  These and other factors are described in further detail in Omega Protein’s filings with the Securities and Exchange Commission, including its
Annual Report on Form 10K under the headings, “Management’s Discussion and Analysis of
Financial Condition” and “Risk Factors.” Omega Protein cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and Omega Protein undertakes no obligation to update this information.
Omega Protein urges you to carefully review and consider the disclosures made in this presentation and its filings with the Securities and Exchange  Commission that attempt to advise interested parties of the risks and factors that may affect its business.
Some of the information presented is derived from third-party sources and, while the
Company believes the data to be reliable, the Company has made no independent investigation of these third-party sources or attempted to verify the veracity of the third-
party data in any way.

The Five-Year Outlook
• Primary market for fishmeal will be in Asia, particularly China
•
Approximately 80% of world fishmeal production will be
consumed by aquaculture
• Shrinking supply/higher costs dictate that oil and meal will be used as strategic ingredients in specialty diets where they cannot be replaced:
–
Starter Diets
(all fish, crustacea, pigs)
–
Finisher Diets
(particularly for EPA and DHA)
–
Carnivorous Diets
(eels, turtles, dogs and cats)
–
Specialty Diets
(broodstock, recovery, prescription, etc.)
•
A premium will be paid for sustainable, high-quality, traceable products
Source: Dr. Andrew Jackson. “Changes in Consumption of Fishmeal and Fish Oil.” IFFO Annual Conference 2008

Change in Percentage Fishmeal Use
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
Other
Chicken
Pig
Aquaculture

Percentage increase
80
70
60
50
40
30
20
10
0
2000
2001
2002
2003
2004
2005
2006
2007

More People = More Animals
Aquaculture, Chicken and Pig Production Increase
since 2000
Chicken Pig Aquaculture
Source: Dr. Andrew Jackson. “Changes in Consumption of Fishmeal and Fish Oil.” IFFO Annual Conference 2008

The Shift from Pig and Poultry to Aquaculture
Changing markets for fishmeal
Chicken Pig Aquaculture
Source: Dr. Andrew Jackson. “Changes in Consumption of Fishmeal and Fish Oil.” IFFO Annual Conference 2008

• Italian, non profit, non-
governmental organization
(NGO)
• Follows the Food and
Agriculture Organization (FAO)
of the United Nations
Guidelines for Eco-labelling
• Follows ISO65 guidelines
• The fishery method does not
discard more than 8% in weight
of the total catch
• The fishing method does not
impact the seabed
• The fishery complies with
regulations (TAC, no IUU,
mesh size, minimum size, etc.)

OPI Total Volume Sold
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LE
Meal Oil Solubles
Year
(Includes Refined)
Source: Internal
131,000 MT
49,345 MT
13,238 MT

OPI Total Revenue
(Includes Refined)
Source: Internal
$0
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
$140,000,000
$160,000,000
$180,000,000
$200,000,000
2000 2001 2002 2003 2004 2005 2006 2007 2008
Meal Oil Solubles OmegaPure

OPI Price per Ton $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LE Meal Oil Solubles (Includes Refined) Source: Internal $871 $817 $509

Fish Meal

Year Fish Meal Market Source: J. Mora, “Market Outlook,” International Fish Meal and Fish Oil Organization, June 1, 2009 **Omega Protein = 2.4% of 2008 Total

World Production of Fish Meal
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
4,000,000
2002 2003 2004 2005 2006 2007
Peru Chile Denmark Norway Iceland
Source: IFFO Fishmeal and Fish Oil Statistical Yearbook 2008
3,636,000  2,651,500 3,594,300 3,369,900 2,711,800 2,667,000

OPI Fish Meal Revenue
$0
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
FAQ Special Select SeaLac
Fish Meal Revenue 1999 to 2008
Source: Internal

0 10000 20000 30000 40000 50000 60000 70000 80000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Fish Meal Year-End Inventories Source: Internal

OPI Fish Meal Prices
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LE
FAQ Special Select SeaLac
Fish Meal Price History 1999 to 2009 LE (through Q2)
Source: Internal

Fish Meal Sales by Markets
Swine
31%
Dairy
21%
Pet
15%
Poultry
7%
Aquaculture
24%
Fermentation
2%
Swine
29%
Pet
15%
Dairy
14%
Poultry
3%
Aquaculture
38%
Fermentation
2%
Pet
18%
Swine
34%
Poultry
2%
Agronomy
1%
Aquaculture
38%
Dairy
10%
2005
Total Volume: 155,837 short tons
2008
Total Volume: 128,788 short tons
2009 YTD
Total Volume: 96,920 short tons
Source:  Internal

Mexico
11%
Saudia Arabia
2%
US
83%
UK
1%
Philippines
2%
Belize
1%
Source: Internal
US
60%
China
23%
UK
1%
Philippines
1%
Saudia Arabia
5%
Canada
5%
Mexico
5%
Fish Meal Sales by Country 2005
Total Volume: 155,837 ST
Fish Meal Sales by Country 2008
Total Volume: 128,788 ST
Fish Meal Sales by Country 2009 YTD
Total Volume:  96,920 ST
OPI Fish Meal Sales
Canada
5%
Philippines
1%
Saudia Arabia
3%
Costa Rica
1%
China
30%
Other
1%
US
47%
Germany
11%
Mexico
1%

Fish Meal Market
Source: ISTA Mielke GmbH, Oil World Weekly.  The Jacobsen Publishing Company, The Jacobsen, September 11, 2009
Protein Price Comparison
0
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
1400
1500
Date
Fish Meal** FOB Peru Fish Meal, FOB US Omega Weekly Price
M&B Meal MO River (J) Rum. Blood MO River(J)
Porc. Blood Mdwst (J) Low Ash  Chicken SE (J)
CBOT SBM (J)

$/ST
Jan 99
Jan 00
Jan 01
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
Jan 07
Jan 08
Jan 09

Fish : Soy Ratio
Jan 99
Jan 00
Jan 01
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
Jan 07
Jan 08
Jan 09

Source: The Jacobsen Publishing Company,
The Jacobsen,
and Informa Economics,
Feed Ingredient
Daily.
Fish Meal / Soy Meal Price Ratio
(Monthly Averages)
0
1
2
3
4
5
6
7
Fishmeal and Soymeal Prices
$0
$200
$400
$600
$800
$1,000
Fish Meal Soy Meal

Fish Meal Outlook
• Global supplies are extremely tight.
• Peru will produce another 450,000 metric tons during the
October to December season; 200,000 metric tons are
pre-sold.
• Demand is growing in Asia (primarily China).
• Europe is experiencing a reduction in meal production and
demand is growing.
• Domestic supply is limited due to large exports; prices are up $100 in 6 weeks.
• International prices are up by $200 or more in 8 weeks.

3.2 France Ridley
3.2 USA ADM Alliance Nutrition
3.5 France Glon
3.6 USA Smithfield Foods
3.6 China Hunan Tangrenshan Group
3.7 Denmark DLG
3.8 The Netherlands Provimi
4 France Ucaab Co-operative
4.4 France Evialis
4.6 UK AB Agri
4.8 Brazil Perdigao
5.4 Brazil Sadia
5.5 China East Hope Group
7.4 Japan Sen-noh Co-operative
8.9 The Netherlands Nutreco
10.1 USA Tyson Foods
11 China New Hope Group
12 USA Land O’ Lakes/Purina
17.1 USA Cargill/Agribrands
21.5 Thailand Chareoen Pokphand
Industrial Feed Production
(millions of tons/year)
Headquarters Company
Top 20 Feed Manufacturers Worldwide 2007

El Niño
• Last major event was 1997/1998.
• Peruvian anchovy fishing was reduced by 70%
(YTY).
• Oil prices increased 42%; meal increased 21%.
• Temperatures in 1997 were up 2.8 o C; 2009
temperatures are up 1 o C.

NOAA/NESDIS SST Anomaly (degrees C), 9/21/2009

-160 -140 -120 -100 -80 -60 -40 -20
40 20 0 -20 -40
-5.0 -4.5 -4.0 -3.5 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00

Menhaden oil: ~35% total Omega-3’s and ~25% EPA and DHA. Fish Oil

WORLD FISH BODY OIL PRODUCTION -
MAJOR PRODUCERS
Thousand Metric Tons
1600.0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
1,364
1,159
946
1,006
1,120
992
996
1045
994
2000
2001
2002
2003
2004
2005
2006
2007
2008
*Scandinavia - representing Denmark, Iceland and Norway
Japan
Scandinavia
Chile
Peru
USA
Russ. Fed.
Rest

Fish Oil Market Source: J. Mora, “Market Outlook,” International Fish Meal and Fish Oil Organization, June 1, 2009 Year **Omega Protein = 5.9% of 2008 Total

Fish Oil Global Demand
Edible/Technical
21%
Fish Feed
75%
Other
4%
Fish Oil Anticipated 2009 Consumption
By Category
Fish Oil Anticipated 2009 Consumption
By Area
Source: Holtermann, June 4, 2009
Total Consumption: 977,000 MT
Norway
37%
UK
6%
Rest of Europe
9%
Chile
13%
Rest of Americas
13%
Japan
10%
Rest of Far East
4%
China
8%

OPI Fish Oil Revenue
Source: Internal
Fish Oil Revenue History 1999 to 2008
$0
$10,000,000
$20,000,000
$30,000,000
$40,000,000
$50,000,000
$60,000,000
$70,000,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Crude Aqua Refined

0 5000 10000 15000 20000 25000 30000 35000 40000 45000 50000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 OPI Fish Oil Volume Source: Internal Fish Oil Inventory History 1998 to 2009

$0 $500 $1,000 $1,500 $2,000 $2,500 2002 2003 2004 2005 2006 2007 2008 2009 LE Crude & Aqua Refined Oil Source: Internal OPI Fish Oil Prices (through Quarter 2)

OPI Fish Oil Sales
Oil Sales by Specie 2008
Total Volume: 48,880 MT
Source: Internal
Oil Sales by Specie 2005
Total Volume: 40,973 MT
Oil by Specie 2009 YTD
Total:  37,217 MT
AQUACULTURE
57%
DAIRY
1%
INDUSTRIAL
8%
PET
14%
BEEF
19%
POULTRY
1%
14%
AQUACULTURE
74%
INDUSTRIAL
1%
BEEF
11%
Beef
18%
DAIRY
1%
AQUACULTURE
53%
SWINE
1%
PET
25%
INDUSTRIAL
2%

US
52%
Norway/Denmark
31%
Japan
2%
Mexico
5%
The Netherlands
1%
Canada
9%
US
51%
Canada
4%
Belize
1%
The
Netherlands
4%
Japan
39%
Mexico
1%
Oil Sales by Country 2005
Total: 40,973 MT
Oil Sales by Country 2008
Total: 48,883 MT
Source: Internal
OPI Fish Oil Sales
Oil Sales by Country 2009 YTD
Total:  37,217 MT
Other
1%
Canada
10%
Japan
3%
Norway/Denmark
40%
The Netherlands
14%
US
32%

Fish Oil Prices
• Crude – After soaring to $1700 per metric ton in 2008,
prices collapsed to $390 per metric ton this spring.
• All vegetable oils and animal fats collapsed in reaction to petroleum by approximately 38% to 45% – Biodiesel
connection.
• Competition in Europe is rape oil; the ratio has changed
from 1.25 in 2008 to 0.75 in 2009.
• Competition in South America is soybean oil; the ratio
has changed from 1.22 in 2008 to .95 in 2009.

Fish Oil / Rape Oil Ratio
C&F Europe
Fish Oil Rape Oil Ratio
Average
Fish Oil / Rape Oil Ratio
1.7
1.5
1.3
1.1
0.9
0.7
0.5
Jan Jul Jan Jul Jan Jul Jan Jul Jan Jul Jan Jul Jan Jul Jan Jul Jan Jul Jan Jul Jan
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Global Market Source: Andrew Jackson, “Fish Oil Topic,” International Fish Meal and Fish Oil Organization, June 1, 2009

Chilean Salmon Disease 1,100,000 500,000 330,000 150,000 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2007 2009 Feed Production Oil Consumption

KALAALLIT NUNAAT
(GREENLAND)
BARENTS SEA
KARA SEA
BAFFIN BAY
CANADA
HUDSON BAY
LABRADOR SEA
NORWEGIAN SEA
NORTH ATLANTIC
OCEAN
RUSSIA
UNITED STATES
GULF OF MEXICO
SARGASSO
SEA
CARIBBEAN SEA
MEDITERRANEAN SEA
ALGERIA
NIGER
CHAD
CHINA
ECUADOR
PERU
BRAZIL
ANGOLA
MADAGASCAR
CHILE
SOUTH ATLANTIC
OCEAN
INDI.N OCEAN
galaxymaps
813-237-1457

1984 1998 1997 2001 2000 2007 Source: Alfredo Dabancens, “Industria Salmon Efecto ISA,” EWOS Chile, April 2009

Julio  2007
Agosto 2007
Sept./ Oct 2007
Noviembre 2007
Diciembre 2007
Enero 2008
Febrero 2008
Marzo 2008
Abril 2008
Mayo 2008
Junio 2008
Julio 2008
Chronological Distribution of the ISA Virus in Chilean Area
as of 03-02-2009
Agosto 2008
Septiembre 2008
Octubre 2008
Noviembre 2008
Diciembre 2008
Enero 2009
Marzo 2009
Source: Alfredo Dabancens, “Industria Salmon Efecto ISA,” EWOS Chile, April 2009

Marzo 2008
Mayo 2008
Julio 2008
Chronological Distribution of the ISA Virus in the Aysen Area
as of 03-02-2009
Agosto 2008
Diciembre 2007
Septiembre 2008
Octubre 2008
Noviembre 2008
Diciembre 2008
Enero 2009
Febrero 2009
Marzo 2009
Source: Alfredo Dabancens, “Industria Salmon Efecto ISA,” EWOS Chile, April 2009

Chilean Salmon Industry
Governmental / Industry Health Measures
1. Production coordination zoning
2. Egg quality control
3. Fry
4. Reproductive Stocks
5. Smolt process
6. Hatcheries
7. Transportation of harvested fish
8. Antibiotics prohibited for North America
9. Biosecurity of fresh water
10. Validation of Diagnostic Labs

Source: Alfredo Dabancens, “Industria Salmon Efecto ISA,” EWOS Chile, April 2009 Chilean Salmon Industry Monthly Stocking of Atlantic Salmon

0 2,000 4,000 6,000 8,000 10,000 12,000 2002 2003 2004 2005 2006 2007 2008 2009 LE Virginia Prime Silver Virginia Prime Gold Refined Oil Shipment History Source: Internal

Refined Oil Markets
AQUACULTURE
35%
INDUSTRIAL
24%
PET
28%
POULTRY
1%
DAIRY
6%
AGRONOMY
1%
BEEF
2%
EQUINE
2%
BAIT
1%
Industrial
6%
Dairy
2%
Aquaculture
1%
Poultry
1%
Swine
2%
Pet
87%
Agronomy
1%
Refined Oil by Specie 2005
Total Volume: 8,520 MT
Refined Oil Sales by Specie 2008
Total: 9,852 MT
Refined Oil by Specie 2009 YTD
Total:  5,870 MT
PET
87%
INDUSTRIAL
7%
AQUACULTURE
2%
AGRONOMY
3%
POULTRY
1%
Source: Internal

2007 Cat and Dog Food Global Competitive Landscape
Mars
25%
Colgate
7%
P&G
7%
Del Monte
4%
Private Label
11%
Other
23%
Nestle
23%
Mars Nestle Colgate P&G Del Monte Private Label Other
Top 5 Customers account for
combined 66% market share
With Nutro acquisition, Mars extends
leadership by one share point in 2007
Source: Lee Linthicum, “The Global Dog and Cat Food Market:  Opportunities to Maximise Performance,”
April 22, 2009

Fish Solubles

OPI Fish Solubles Volume Total Soluble Shipment History by Product 1997 to 2009 LE Source: Internal 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 FAQ Neptune Omega Grow Omega Grow Plus

OPI Fish Solubles Price Soluble Price Per Ton History 1995-2009 LE Source: Internal $0.00 $100.00 $200.00 $300.00 $400.00 $500.00 $600.00 FAQ & Neptune OmegaGrow & OmegaGrow Year

OPI Fish Solubles Revenue
Source: Internal
$0
$1,000,000
$2,000,000
$3,000,000
$4,000,000
$5,000,000
$6,000,000
$7,000,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LE
Fish Solubles Revenue History 1999 to 2009 LE

World  Population Growth
Industrial Agricultural Hunter-Gatherer
1850 1
1930 2
1960 3
1976 4
1986 5
2006 6
(-4x10
6
years) (-10,000 years) 1800 1900 2000
Source: Leaf and Weber Am J Clin Nutr 1987;45:1048-1053

n-6 / n-3 ratio
1:1
15:1 to 25:1
Hunter-Gatherer
Agricultural
Industrial
% CALORIES FROM FATS
40
30
20
10
0
Total Fat
Saturated
Coronary
Artery
Disease
n-6
n-3
(-4 x 10^6 years)
(-10,000 years)
1800
1900
2000
TIME (years)

Source:  J. Hibbeln, M.D., National Institute of Health, Bethesda, MD
Soy oil production for food consumption
USA, 1909-1999
Year
1900 1920 1940 1960 1980 2000
0
5
10
15
20
25
30
25.0
lbs/pers/year-1999
0.02
lbs/pers/year-1909

Estimated Fatty Acid Content
Source:  Am J Clin Nutr 2006; 83(suppl): 14835-935
1,436 439 Atlantic salmon
1,173 96 Bluefin tuna
928 735 Freshwater trout
0 65,700 Sunflower oil
0 51,000 Soybean oil
0 41,300 Sesame oil
0 20,300 Canola oil
0 7,900 Olive oil
mg/100g mg/100g
Omega-3 (EPA + DHA) Omega-6

• Most vegetable oils • Corn • Soy • Canola • Safflower • Sunflower • Breads and Baked Goods • Cereals • Eggs and poultry • Nuts Foods Rich in Omega-6 Fatty Acids

The Future of Fish Oil
Source: Packaged Facts: Omega-3 Foods and the U.S. Food and Beverage Market, March 2007
28.6% 71.4%
70.0% 30.0%
100.0%
0.0% 20.0% 40.0% 60.0% 80.0% 100.0%
2011
2006
2002
Percent Share of ALA vs DHA/EPA 2002-2011
ALA EPA and DHA

Catamaran Project
• Deck construction is 90%
complete
• Hull sections are 55%
complete
• Main jet engines delivered the
week of June 2
• Expect delivery of the
propulsion units by the end of
June
• Catamaran is expected to be
launched in September 2009

Energy Spending
(in millions)
$8.1
$13.5
$11.1
$9.1
$9.8
$5.2
$7.2
$5.1
$4.5
$4.6
$3.2
$5.2
$4.3
$4.1
$5.0
$2.0
$2.1
$1.9
$2.0
$2.0
$1.1
$1.3
$1.2
$1.2
$1.2
$0
$5
$10
$15
$20
$25
$30
2007 2008 Projected 2009 Projected 2010 Projected 2011
Diesel Natural Gas Bunker C (fuel oil) Electricity Aviation Fuel
Note:  -2010 and 2011 projected totals are based on current hedged positions of 50% and 20%, respectively.
-Energy spending in 2007-2009 are also subject to fish catch.
$19.6
$29.3
$23.6
$20.9
$22.6